UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

DODGE & COX FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

October 12, 2005

To Our Shareholders:

Please take note that the SPECIAL MEETING of SHAREHOLDERS (“Special Meeting”) of the Dodge & Cox Funds (the “Trust”), including the Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (the “Funds”), will be held on Friday, December 2, 2005, beginning at 9:00 a.m. Pacific Time in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, CA 94104.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, all shareholders of the Funds will be asked to elect nine nominees to the Trust’s Board of Trustees (the “Board”) and transact such other business as may properly come before the Special Meeting or any adjournment thereof.

After careful consideration, the Board has approved the proposal and recommends that shareholders vote “FOR” to elect all nine nominees to the Board.

Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on December 2, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided, or you may vote on the Internet or by telephone. If you have any questions before you vote, please contact our proxy solicitor, Investor Connect, toll-free at 1-866-304-7838.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Harry R. Hagey

Harry R. Hagey

Chairman of the Board of Trustees

Encl.

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on December 2, 2005

Notice is hereby given that the Dodge & Cox Funds (the “Trust”) will hold a special meeting (“Special Meeting”) of shareholders of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, each a series of the Trust (each, a “Fund,” collectively, the “Funds”), on December 2, 2005 in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, CA, at 9:00 a.m. Pacific Time, to elect each of the nine individuals nominated to serve on the Board of Trustees of the Trust.

The attached Proxy Statement provides additional information about this Special Meeting. Shareholders of record of a Fund as of the close of business on October 3, 2005 are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to the proposal. Whether or not you plan to attend the Special Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Special Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.

(2) Call 1-866-437-4672 and enter the control number that appears on your proxy card.	(2) Log on to www.myproxyonline.com and enter the control number that appears on your proxy card.

(3) Follow the simple instructions.	(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card(s). Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Thomas M. Mistele, Secretary

October 12, 2005

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

SPECIAL MEETING OF SHAREHOLDERS

to be held on December 2, 2005

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card are being furnished to shareholders of the Dodge & Cox Funds (the “Trust”), including the Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, each a series of the Trust (each, a “Fund,” collectively, the “Funds”), in connection with a proposal to elect nine nominees to the Board of Trustees of the Funds. This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the proposal.

The Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of the Trust is soliciting proxies from shareholders on behalf of each Fund, for use at the Special Meeting of Shareholders of the Funds, to be held in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, California, at 9:00 a.m. Pacific Time, on December 2, 2005, and at any and all adjournments thereof (the “Special Meeting”).

The Board has fixed the close of business on October 3, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) if you owned shares of any of the Funds at the close of business on the Record Date.

This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about October 12, 2005.

At a Board meeting held on September 13, 2005, the Board approved and recommended the matters set forth herein.

It is important for you to vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the proposal.

At the Special Meeting, each share of a Fund is entitled to one vote, and a fractional share is entitled to a proportionate share of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and a proxy card for each Fund in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a proxy card for each Fund in which such shareholder is a beneficial owner. If you own shares of more than one Fund, you must complete a proxy card for each Fund.

This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended December 31, 2004, has been mailed previously to shareholders. If you would like to receive an additional copy of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 or by calling 1-800-621-3979. Shareholder reports will be sent by first class mail within three business days of the receipt of the request. The reports also are available at our website, www.dodgeandcox.com.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES IN THE PROPOSAL.

PROPOSAL: ALL FUNDS

ELECTION OF NINE TRUSTEES

GENERAL

The Trust, organized as a Delaware statutory trust in 1998, has four series of shares and each share evidences an equal beneficial ownership in a Fund. Three series of the Trust are successors to Dodge & Cox Stock Fund established in 1965, Dodge & Cox Balanced Fund established in 1931 and Dodge & Cox Income Fund established in 1989. Dodge & Cox International Stock Fund was established in 2001.

The purpose of this proposal is to elect a Board of Trustees for the Trust. It is intended that the enclosed proxy will be voted for the election as Trustees of the Trust of the nine nominees listed below (“Nominees”). All of the Nominees named below who are currently serving as Trustees of the Trust have served in that capacity since originally elected or appointed.

THE NOMINEES TO THE BOARD

The Nominees to the Board are: William F. Ausfahl, L. Dale Crandall, Dana M. Emery, John A. Gunn, Harry R. Hagey (Chairman), Thomas A. Larsen, Kenneth E. Olivier, John B. Taylor and Will C. Wood. Messrs. Hagey, Gunn and Wood and Ms. Emery have previously been elected to the Board by shareholders. Messrs. Ausfahl, Crandall and Larsen were appointed by the Board to serve as Trustees and have not previously been elected by shareholders. Messrs. Taylor and Olivier have been nominated to serve as Trustees on the Board but do not currently serve on the Board. Mr. Taylor previously served on the Board from January 1998 to March 2001 prior to his 2001 appointment as Under Secretary of the United States Treasury for International Affairs. Mr. Olivier also previously served on the Board from January 1998 to March 2002 and resigned subsequent to the adoption of the Securities and Exchange Commission’s rules requiring a majority of the Board to be independent to rely on certain exemptive rules under the Investment Company Act of 1940, as amended (the “1940 Act”). Information about the Nominees, including their business addresses, ages, principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in Appendix A. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Recently, the Securities and Exchange Commission voted to enact a rule, which had been set to take effect in January 2006, requiring fund boards to be led by an independent chairman and that 75% of the board be “independent”. The U.S. Court of Appeals for the District of Columbia Circuit has ordered the Commission to delay enactment of the rule pending judicial review, granting a stay request by the U.S. Chamber of Commerce. In the event such rule becomes effective, Mr. Hagey, Mr. Olivier and Ms. Emery, who are “interested” Trustees under the 1940 Act, plan to resign as Trustees to enable the Trust to comply with the 75% independence requirement. Additionally, one of the independent Trustees would then be appointed as the Chairman of the Board.

In any event, it is currently anticipated that, effective December 31, 2006, Mr. Hagey will resign from the Board and retire from Dodge & Cox (the “Investment Manager”) after 38 years of service to the Investment Manager. If a new Chairman has not been appointed by this date, a new Chairman will be appointed at such time.

EXECUTIVE OFFICERS

Officers of the Trust are elected by the Board to oversee the day-to-day activities of each Fund. Information about the Executive Officers of the Trust, including their principal occupations during the past five years, is set forth in Appendix B to this Proxy Statement. All of these officers are also officers and/or employees of the Investment Manager.

SHARE OWNERSHIP

Appendix C sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund as of August 31, 2005. The information as to beneficial ownership is based on statements furnished by each Nominee. As of August 31, 2005, the Nominees, Trustees and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund.

NUMBER OF BOARD MEETINGS

The Board met five times during the fiscal year ended December 31, 2004. The Audit Committee, Governance Committee, and Valuation Committee met four, four and one time(s), respectively, during the fiscal year ended December 31, 2004. The Board’s current Nominating Committee did not meet during the fiscal year ended December 31, 2004 since it was not established by the Board until September 13, 2005. Prior to September 13, 2005, the function of the Nominating Committee was performed by the Governance Committee. However, it was not necessary for the Governance Committee to take any action with respect to nominees during the fiscal year ended December 31, 2004. No Trustee attended less than 75% of the Board meetings, including relevant committee meetings.

ATTENDANCE AT SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, although the Trust may hold special meetings at any time. One or more Trustees will be present at the meeting. No annual meeting of shareholders was held during the fiscal year ended December 31, 2004.

COMPENSATION

The Board is currently composed of three interested Trustees and four Independent Trustees. The Funds pay each Trustee who is not an affiliated person (as defined under the 1940 Act) of the Investment Manager: (1) an annual retainer of $50,000; (2) $1,500 per Fund for each Board meeting ($6,000 per meeting of the Funds); and (3) with the exception of the Nominating Committee, $750 per Fund for each committee meeting ($3,000 per meeting of the Funds). The Funds do not compensate Trustees for Nominating Committee meetings. The Audit Committee Chairman and Governance Committee Chairman receive an additional annual fee of $15,000 and $10,000, respectively. These fee schedules became effective January 1, 2005. Officers of the Funds and Trustees who are affiliated persons of the Funds or Investment Manager do not receive any compensation from the Funds or any other funds managed by the Investment Manager.

The following table summarizes the compensation paid to the Trustees and Executive Officers of the Trust, including Board and committee fees, for the twelve-month period ended December 31, 2004. In addition to the fees listed below, the Independent Trustees were also reimbursed for all reasonable expenses incurred in the execution of their duties.

Compensation Received from the Trust as of December 31, 2004

Name and Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex
Independent Trustees

William F. Ausfahl, Trustee	$82,000	$0	$0	$82,000
L. Dale Crandall, Trustee	$82,000	$0	$0	$82,000
Thomas A. Larsen, Trustee	$82,000	$0	$0	$82,000
Will C. Wood, Trustee	$82,000	$0	$0	$82,000

Interested Trustees

Harry R. Hagey, Chairman & Trustee	$0	$0	$0	$0
John A. Gunn, President & Trustee	$0	$0	$0	$0
Dana M. Emery, Vice President & Trustee	$0	$0	$0	$0

Officers

A. Horton Shapiro, Executive Vice President	$0	$0	$0	$0
Katherine Herrick Drake, Vice President	$0	$0	$0	$0
Kenneth E. Olivier, Vice President	$0	$0	$0	$0
Diana S. Strandberg, Vice President	$0	$0	$0	$0
John M. Loll, Treasurer & Asst. Secretary	$0	$0	$0	$0
David H. Longhurst, Assistant Treasurer	$0	$0	$0	$0
Thomas M. Mistele, Secretary & Asst. Treasurer	$0	$0	$0	$0
Marcia P. Venegas, Chief Compliance Officer	$0	$0	$0	$0

No Independent Trustee owns any securities of the Investment Manager.

STANDING COMMITTEES

The Board has established standing Audit, Governance, Nominating and Valuation Committees.

Audit Committee

The Trust has an Audit Committee currently consisting of four members: Messrs. Ausfahl, Crandall, Larsen and Wood. Mr. Ausfahl is the Chairman of the Audit Committee. All are members of the Board and are Independent Trustees. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix D. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent accountants. During the fiscal year ended December 31, 2004, the Audit Committee convened four times.

The Audit Committee normally meets at least twice during each fiscal year with the Trust officers, including the Treasurer and the independent accountants. The Committee regularly meets with the independent accountants in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter.

Audit Committee members are not professionally engaged in the practice of auditing or accounting. The Board has determined that William F. Ausfahl and L. Dale Crandall, who are Independent Trustees, each qualify as an “audit committee financial expert,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h).

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants of the Funds. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 90, “Audit Committee Communications,” as currently in effect, and by Public Trust Accounting Oversight Board Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” Further, the Audit Committee has considered whether the provision by the Funds’ independent accountants of non-audit services to the Funds, and of professional services to the Investment Manager and affiliates of the Investment Manager that provide services to the Funds, if any, is compatible with maintaining the independent accountants’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants the independence of the independent accountants.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of each Fund be included in the respective Fund’s annual report to shareholders for the year ended December 31, 2004.

Governance Committee

The Trust has a Governance Committee consisting of four members: Messrs. Ausfahl, Crandall, Larsen and Wood. Mr. Larsen is the Chairman of the Governance Committee. All are members of the Board and are Independent Trustees. The function performed by the Governance Committee is to: (i) nominate proposed members of committees of the Board; (ii) evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; (iii) evaluate the performance of the Board as deemed necessary; (iv) consider the renewal of the Investment Management Agreements between the Trust and the Investment Manager pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate. During the fiscal year ended December 31, 2004, the Governance Committee convened four times.

Nominating Committee

The Trust has a Nominating Committee consisting of four members: Messrs. Ausfahl, Crandall, Larsen and Wood. Mr. Larsen is the Chairman of the Nominating Committee. All are members of the Board and are Independent Trustees. The function performed by the Nominating Committee is to: (i) determine requisite standards or qualifications for nominees to serve as Trustees on the Board; (ii) identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and (iii) consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval. The Nominating Committee did not convene during the fiscal year ended December 31, 2004 since it was not established by the Board until September 13, 2005.

The Nominating Committee has a charter and procedures to be followed by shareholders when submitting nominations to the Trust, which are attached to this Proxy Statement as Appendix E.

Valuation Committee

The Trust has a Valuation Committee consisting of four members: Messrs. Ausfahl, Crandall, Larsen and Wood. Mr. Crandall is the Chairman of the Valuation Committee. All are members of the Board and are Independent Trustees. The functions performed by the Valuation Committee are to: (i) review and approve the Funds’ valuation procedures; (ii) provide oversight for pricing of securities and calculation of net asset value; (iii) approve and/or ratify “fair valuations”; and (iv) approve and/or ratify determinations of liquidity of the Funds’ securities. During the fiscal year ended December 31, 2004, the Valuation Committee convened once.

NOMINATING PROCESS

In considering and evaluating candidates, including Trustee candidates recommended by shareholders, the Nominating Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) educational background; (iii) an assessment of the candidate’s ability, judgment and expertise; (iv) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act; and (v) such other factors as the Committee deems appropriate. In addition, the Nominating Committee takes into account the impact of regulatory requirements in its recommendations on the composition of the Board. The Nominating Committee recommended that the four Independent Trustees currently serving on the Board and the three interested Trustees currently serving on the Board, be nominated to serve on the Board. In addition, the Nominating Committee recommended that Messrs. Taylor and Olivier be nominated to serve on the Board.

All nominees were originally identified and recommended by the Nominating Committee or previously served on the Board. The Board approved the Nominating Committee’s recommendations on the five Independent Trustee Nominees and the four interested Trustee Nominees. As described above, the Board has recommended to shareholders of each Fund that they approve the election of the nine individuals to serve on the Board.

* * *

Election of each of the Nominees to the Board must be approved by a plurality of the total votes validly cast in person or by proxy at the Special Meeting. The votes of each Fund will be counted together with respect to the election of the Nominees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

The Trust does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Proposals must be received within a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to any Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

VOTING INFORMATION

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104) by executing a proxy bearing a later date, or by attending and voting at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of one-third of the shares of the Trust entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal.

Holders of record of the shares of each Fund at the close of business on October 3, 2005 will be entitled to one vote per share on all business of the Special Meeting. As of August 31, 2005, the following number of shares of each class of the Trust were outstanding:

Fund	Number of Shares Outstanding
Dodge & Cox Stock Fund	359,789,959
Dodge & Cox International Stock Fund	292,675,235
Dodge & Cox Balanced Fund	285,822,007
Dodge & Cox Income Fund	720,296,912

Voting Requirement

The proposal, to elect each of the Nominees to the Board, must be approved by a plurality of the total votes validly cast in person or by proxy at the Special Meeting. The votes of each Fund will be counted together with respect to the election of the Nominees.

Adjournment

In the event that a quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of all of the Funds’ shares present in person or by proxy and entitled to vote at the Special Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of adjournment.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the proposal, for which the required vote is a plurality of the votes cast. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

OWNERSHIP OF THE FUNDS

Appendix F sets forth the beneficial owners of more than 5% of each Fund’s shares. To the best of the Trust’s knowledge, as of August 31, 2005, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Appendix F.

COST AND METHOD OF PROXY SOLICITATION

The Trust will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by Investor Connect, a professional proxy solicitor retained by the Trust for an estimated fee of $30,000, plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Trust may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Manager

Dodge & Cox, a California corporation (“Investment Manager”), has served as investment manager to the Funds and their predecessors since inception. The Investment Manager is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Investment Manager is located at 555 California Street, 40th Floor, San Francisco, California 94104. The Investment Manager has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of each of the Funds and subject to general supervision of the Board. It also provides the Funds with ongoing management supervision.

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, MA 02266-8422, and its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds. Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422, acts as transfer and dividend disbursing agent for the Funds.

Independent Accountants

PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, California 94111-4004, is the Independent Registered Public Accounting Firm to the Funds, subject to annual appointment by the Board. PwC conducts an annual audit of the accounts and records of each Fund, reports on each Fund’s annual financial statements and performs tax and accounting advisory services.

Audit Fees

PwC billed the Funds the following aggregate fees for the Funds’ fiscal years ended December 31, 2003 and December 31, 2004:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$149,600	$16,000	$51,240	$0
2004	$158,400	$16,500	$55,200	$0

Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures in connection with the Funds’ semi-annual financial statements. Tax fees include amounts related to tax return preparation, compliance and reviews.

The Audit Committee pre-approves all audit and non-audit services provided to the Funds by PwC or any independent accountants engaged by the Funds and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Funds in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent accountants for each fiscal year, and a majority of the Independent Trustees approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Funds and permissible non-audit services for the Funds’ service affiliates on an annual basis at the time of the independent accountants’ engagement and on a project-by-project basis. At the time of the annual engagement of the Funds’ independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair the ongoing independence of the independent auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee of the Board has considered the nature of the non-audit services rendered by PwC and does not consider them incompatible with PwC’s independence.

FINANCIAL STATEMENTS

Audited financial statements for each Fund appear in its Annual Report.

If you would like a copy of the most recent Annual Report and any more recent Semi-Annual Report of any Fund, please call 1-800-621-3979, or write the Trust at Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422. The reports also are available at our website, www.dodgeandcox.com.

By Order of the Board of Trustees,

Thomas M. Mistele, Secretary

October 12, 2005

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

FORM OF PROXY CARD

DODGE & COX FUNDS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 2, 2005

The undersigned Shareholder(s) of Dodge & Cox Funds (the “Trust”) hereby appoint(s) Harry R. Hagey, Kenneth E. Olivier and Thomas M. Mistele each with full power of substitution, the proxy or proxies to: (i) attend the Special Meeting of Shareholders of the Trust (the “Special Meeting”) to be held in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, California 94104, on December 2, 2005 beginning at 9:00 a.m. Pacific Time, and any adjournments thereof; and (ii) vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement dated October 12, 2005.

The undersigned understands that if he or she does not provide an instruction, his or her shares will be voted in favor of each nominee in the proposal.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

CONTROL NUMBER

TO VOTE BY TELEPHONE:

(1)	READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AT HAND.

(2)	CALL 1-866-437-4672 AND ENTER THE CONTROL NUMBER THAT APPEARS ON YOUR PROXY CARD.

(3)	FOLLOW THE SIMPLE INSTRUCTIONS.

TO VOTE BY INTERNET:

(1)	READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AT HAND.

(2)	LOG ON TO WWW.MYPROXYONLINE.COM AND ENTER THE CONTROL NUMBER THAT APPEARS ON YOUR PROXY CARD.

(3)	FOLLOW THE SIMPLE INSTRUCTIONS.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL 1-866-304-7838.

DODGE & COX FUNDS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 2, 2005

Proposal: To elect each of the nine individuals nominated to serve on the Board of Trustees of the Trust.

The nominees for Trustees are:

1. William F. Ausfahl 2. L. Dale Crandall 3. Dana M. Emery 4. John A. Gunn 5. Harry R. Hagey (Chairman)	6. Thomas A. Larsen 7. Kenneth E. Olivier 8. John B. Taylor 9. Will C. Wood	FOR electing all the nominees (except as marked below) ☐	WITHHOLD authority to vote for all nominees ☐	Please vote by checking the appropriate box as in this example	☒

To withhold authority to vote for one or more of the nominees, write the name(s) or numbers(s) of the nominees(s) below.

Date: , 2005

Signature

Signature (if held jointly)

Note: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such below your signature. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

☐	Please check this box if you plan to attend the Special Meeting.

INDEX OF EXHIBITS

APPENDIX A

TRUSTEES OF THE TRUST AND NOMINEES

INTERESTED TRUSTEES

Name and Address+ (Age)	Position(s) with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee***
Harry R. Hagey* (64)	Chairman and Trustee	Trustee since 1975	Chairman, Chief Executive Officer, Director, Portfolio Manager and member of Investment Policy Committee (IPC) of Investment Manager	4

John A. Gunn* (61)	President and Trustee	Trustee since 1985	President, Chief Investment Officer, Director, Portfolio Manager and member of IPC, Fixed Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC) of Investment Manager	4

Dana M. Emery* (44)	Vice President and Trustee	Trustee since 1993	Senior Vice President, Director, Manager of the Fixed-Income Department, Portfolio Manager and member of IPC and FISC of Investment Manager	4

Kenneth E. Olivier* (53)	Vice President and Board Nominee	Officer since 1992	Executive Vice President (since 2002), Director, Portfolio Manager and member of IPC of Investment Manager	4

INDEPENDENT TRUSTEES

William F. Ausfahl (65)	Trustee	Trustee since 2002	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	4

A-1

Name and Address+ (Age)	Position(s) with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee***

L. Dale Crandall (64)	Trustee	Trustee since 1999	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Executive Vice President, Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	4	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank); Director, Covad Communications Group (broadband communications services); Director, Ansell Limited (medical equipment and supplies); Director, BEA Systems, Inc. (software and programming); Director, Coventry Health Care, Inc. (managed health care)
Thomas A. Larsen (56)	Trustee	Trustee since 2002	Director in Howard, Rice Nemerovski, Canady, Falk & Rabkin (Law Firm) (1977-Present)	4

Will C. Wood (66)	Trustee	Trustee since 1992	Principal, Kenwood Associates, Financial Advisers (1994-Present)	4	Director, Banco Latinoamericano de Exportanciones S.A. (Latin American Foreign Trade Bank)

John B. Taylor (58)	Board Nominee		Professor of Economics, Stanford University (1984-Present); Senior Fellow, Hoover Institution (1996-Present); Under Secretary for International Affairs, United States Treasury (2001-2005)	4

+	Each Trustee may be contacted by writing to the Trustee, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104.
*	Each has been an employee of the Investment Manager for over 15 years in an executive position and is an interested person of the Trust as defined in the 1940 Act.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

A-2

APPENDIX B

EXECUTIVE OFFICERS OF THE TRUST

Name and Address (Age)+	Position with Trust (Year of Appointment)	Principal Occupations(s) During Past Five Years
A. Horton Shapiro (66)	Executive Vice President (since 1998)	Senior Vice President, Director, Portfolio Manager and former member of IPC of Investment Manager

Katherine Herrick Drake (51)	Vice President (since 1993)	Vice President, Portfolio Manager and former member of IPC of Investment Manager

Diana S. Strandberg (45)	Vice President (since 2005)	Vice President, Portfolio Manager, Investment Analyst and member of IPC (since 2005) and IIPC of Investment Manager

John M. Loll (39)	Treasurer and Assistant Secretary (since 2000)	Vice President and Treasurer of Investment Manager

David H. Longhurst (48)	Assistant Treasurer (since 2004)	Fund Administration and Accounting Manager of Investment Manager; Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)

Thomas M. Mistele (52)	Secretary and Assistant Treasurer (since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Investment Manager

Marcia P. Venegas (37)	Chief Compliance Officer (since 2004)	Chief Compliance Officer (since 2005) of Investment Manager; Compliance Officer of Investment Manager (2003-2005); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)

+	Each Executive Officer may be contacted by writing to the Executive Officer, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104.

B-1

APPENDIX C

FUND SHARES OWNED BY TRUSTEES AND NOMINEES

Information as of August 31, 2005

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies
William F. Ausfahl	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	$50,001 - $100,000
L. Dale Crandall	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	$10,001 - $50,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	$10,001 - $50,000
Thomas A. Larsen	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	—
Will C. Wood	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	$1 - $10,000
	Dodge & Cox Income Fund	$1 - $10,000
John B. Taylor	Dodge & Cox Stock Fund	—
(Nominee)	Dodge & Cox International Stock Fund	—	—
	Dodge & Cox Balanced Fund	—
	Dodge & Cox Income Fund	—

Interested Trustees
Harry R. Hagey	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	Over $100,000
John A. Gunn	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	Over $100,000
Dana M. Emery	Dodge & Cox Stock Fund	Over $100,000
	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	$10,001 - $50,000
Kenneth E. Olivier	Dodge & Cox Stock Fund	Over $100,000
(Nominee)	Dodge & Cox International Stock Fund	Over $100,000	Over $100,000
	Dodge & Cox Balanced Fund	Over $100,000
	Dodge & Cox Income Fund	$10,001 - $50,000

C-1

APPENDIX D

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

AUDIT COMMITTEE CHARTER

September 13, 2005

The Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) has adopted this Charter to govern the activities of the Audit Committee (the “Committee”) of the Board on behalf of each series of the Trust (each such series a “Fund” and, collectively, the “Funds”).

I. Statement of Purposes and Responsibilities of the Committee

The purposes of the Committee are:

(a)	to oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers (Boston Financial Data Services Inc.—Transfer Agent, and State Street Bank and Trust Company—Custodian and Fund Accountant);

(b)	to oversee the quality and integrity of each Fund’s financial statements and the independent audits thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits;

(d)	to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and

(e)	to act as a liaison between the Trust’s independent auditors and the Board.

The independent auditors for the Trust shall report directly to the Committee.

II. Organization and Governance of the Committee

The Committee shall consist of at least three members appointed by the Board upon recommendation by the Governance Committee. The Board may replace members of the Committee for any reason.

No member of the Committee shall be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), nor shall any member receive any compensation from the Trust except compensation for service as a member of the Board or a committee of the Board.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

III. Duties and Powers of the Committee

To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to approve prior to appointment the engagement of independent auditors to annually audit and provide their opinion on each Fund’s financial statements, to recommend to those Board members who are not

“interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of the Trust’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)	to approve prior to appointment the engagement of the independent auditors to provide other audit services to the Trust or to provide non-audit services to the Trust, its Investment Manager (Dodge & Cox) or any entity controlling, controlled by, or under common control with the Investment Manager (“adviser affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;

(c)	to develop, review and approve, at least annually, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Trust’s independent auditors to provide any of the services described in III.(b) above;

(d)	to consider whether the provision by the Trust’s independent auditors of non-audit services to its Investment Manager, which services were not pre-approved by the Committee, is compatible with maintaining the auditors’ independence;

(e)	to review the arrangements for and scope of the annual audits and any special audits;

(f)	to review and approve the fees proposed to be charged to the Trust by the independent auditors for audit and non-audit services;

(g)	to consider information and comments from the independent auditors with respect to the Trust’s accounting and financial reporting policies, procedures and internal controls (including the Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Trust’s accounting and financial reporting;

(h)	to consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of concern relating to, each Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors;

(i)	to review the form of opinion the independent auditors propose to render to the Board and shareholders;

(j)	to resolve disagreements between management and the independent auditors regarding financial reporting;

(k)	to review with the Trust’s principal executive officer and/or principal financial officer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s internal control over financial reporting;

(l)	to establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns about accounting or auditing matters, and to address reports from attorneys or independent auditors of possible material breaches of federal or state securities laws or fiduciary duty;

(m)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in the Trust’s accounting or financial reporting;

(n)	to obtain guidance from the independent auditors on new pronouncements by the FASB, AICPA, SEC or others having an effective date subsequent to the year-end which will require accounting policy changes or additional disclosures in future financial statements and the anticipated effect. Review the independent auditors’ views as to desirability and means of early adoption;

(o)	for securities valued at “fair value” as determined in good faith under procedures established by the Board, to inquire as to independent auditors’ conclusions as to reasonableness of procedures, management’s adherence to established “fair value” procedures, and adequacy of supporting documentation;

(p)	to inquire of management and the independent auditors as to significant accounting policies elected by the Trust (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for financial reporting and Federal tax purposes;

(q)	to review with management and the independent auditors the adequacy of the daily net asset valuation process, including “fair value” securities;

(r)	to periodically review the Trust’s Code of Ethics for Principal Executive Officer and Principal Financial Officer (“Code”) and consider and grant, where appropriate, any requests for approvals or waivers sought by “Covered Officers” under the Code;

(s)	to review, with the Trust’s counsel, any potential violations of the Code and recommend appropriate action to the Board;

(t)	to review with the Trust’s Chief Compliance Officer any “Material Compliance Matters” and related issues;

(u)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(v)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Trust or a Fund, as appropriate. Where the expense relates to more than one Fund, the Committee shall recommend to the Board the appropriate allocation among those Funds.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

IV. Role and Responsibilities of the Committee

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the independent auditor’s responsibility to plan and carry out a proper audit. Specifically, Trust’s management is responsible for: (1) the preparation, presentation and integrity of each Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and performing audits or reviews of the financial statements. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s management, advisers, administrators, accounting agents or independent auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. The Committee is not responsible for planning or conducting audits, or determining whether the Funds’ financial statements are complete and accurate or in accordance with generally accepted accounting principles. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

V. Operations of the Committee

(a)	The Committee shall meet on a regular basis and at least twice annually and is empowered to hold special meetings, as circumstances require. The Chairman or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by the Trust’s Secretary by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the Chairman or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time;

(b)	The Committee shall ordinarily meet in person at times and dates that correspond to Board meetings; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law;

(c)	The Committee shall regularly meet, in separate executive sessions, as necessary, with the Treasurer of the Trust, the Trust’s independent auditors, internal legal counsel and compliance personnel of the Trust’s Investment Manager, and, as the Committee deems appropriate, with other members of management and with entities that provide significant accounting services to the Fund;

(d)	The Committee shall have the authority to meet privately and to admit non-members individually by invitation;

(e)	The Committee may select one of its members to be the Chairman;

(f)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee;

(g)	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate;

(h)	The Committee shall maintain minutes or other records of its meetings and activities; and

(i)	The agenda shall be established by the Chairman of the Committee.

APPENDIX E

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

NOMINATING COMMITTEE CHARTER

September 13, 2005

The Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board on behalf of each series of the Trust (each such series a “Fund” and, collectively, the “Funds”).

I. Statement of Purposes and Responsibilities of the Committee

The Committee is responsible for (i) determining such standards or qualifications for nominees to serve as Trustees on the Board, if any, as the Committee deems appropriate, (ii) identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected, and (iii) considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval.

II. Organization and Governance of the Committee

The Committee shall consist of at least three members appointed by the Board upon recommendation by the Governance Committee. The Board may replace members of the Committee for any reason.

No member of the Committee shall be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”), nor shall any member receive any compensation from the Trust except compensation for service as a member of the Board or a committee of the Board.

The Committee may select one of its members to be Chairman. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chairman of the Trustees, the Chairman or Vice-Chairman of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

III. Duties and Responsibilities of the Committee

The duties and responsibilities of the Committee include:

(a)	Nomination

1.	To determine such standards or qualifications for Trustees nominees, if any, as the Committee deems appropriate.

2.	To identify potential candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment manager, (iv) the Fund’s shareholders (see 4. below), and (v) any other source the Committee deems to be appropriate.

3.	To consider and evaluate candidates identified in 2. above and recommend Trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) educational background, (iii) an assessment of the candidate’s ability, judgment and expertise, (iv) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (v) such other factors as the Committee deems appropriate.

4.	To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee). For the avoidance of doubt, the Committee shall not be obligated to convene solely as a result of the submission by a shareholder of a recommendation for a Trustee nominee for the Committee’s consideration.

(b)	General

1.	To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

September 13, 2005

A shareholder must follow the following procedures in order to properly submit a recommendation for a Trustee nominee for the Committee’s consideration:

1.	The shareholder must submit any such recommendation in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.	The shareholder recommendation must include:

(i) a statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange;

(ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books and the number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

APPENDIX F

BENEFICIAL OWNERS OF TRUST SHARES

As of August 31, 2005, the following persons owned of record or beneficially 5% or more of the following Funds:

Dodge & Cox Stock Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, Inc. 200 Liberty Street One World Financial Center New York, NY 10281-1003	56,055,096	15.6%

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	55,339,559	15.4%

Dodge & Cox International Stock Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	53,338,834	18.2%

National Financial Services, Inc. 200 Liberty Street One World Financial Center New York, NY 10281-1003	49,046,573	16.8%

Dodge & Cox Balanced Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, Inc. 200 Liberty Street One World Financial Center New York, NY 10281-1003	46,603,316	16.3%

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	35,728,325	12.5%

Dodge & Cox Income Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, Inc. 200 Liberty Street One World Financial Center New York, NY 10281-1003	134,838,746	18.7%

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	79,404,158	11.0%

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of a Fund.

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